UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 3, 2005


                        NATURAL GAS SERVICES GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)


              Colorado                      1-31398               75-2811855
  (State or other jurisdiction          (Commission File        (IRS Employer
of  Incorporation or organization)          Number)          Identification No.)


 2911 South County Road 1260 Midland, Texas                         79706
  (Address of Principal Executive Offices)                        (Zip Code)

                                  432-563-3974
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.





         On May 3, 2005, Natural Gas Services Group, Inc. received notice from Mr. Wallace O. Sellers, a director of Natural Gas Services Group, Inc., that he will not stand for re-election as a director at the 2005 annual meeting of shareholders due to health reasons.






















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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                NATURAL GAS SERVICES GROUP, INC.


                                                By: /s/ Stephen C. Taylor
                                                   -----------------------------
                                                   Stephen C. Taylor, President


Dated:  May 4, 2005












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